United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2020

Date of Report (Date of earliest event reported)

Trident Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Water Street, Fl 8 New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 229-7549

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one Warrant to acquire one share of common stock	TDACU	NASDAQ Capital Market
Common stock, $0.001 par value per share	TDAC	NASDAQ Capital Market
Warrants	TDACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward Looking Statements

The information in this Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident Acquisitions Corp. (“Trident”) and Lottery.com, Trident and Lottery.com’s ability to consummate the transactions, the benefits of the transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. Trident and Lottery.com caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward-looking statements contained in this Current Report are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Trident, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Lottery.com’s current plans and operations as a result of the announcement of the transactions; (v) Lottery.com’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com’s business and the timing of expected business milestones; (viii) Lottery.com’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (x) the effects of competition on Lottery.com’s future business; (xi) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed business combination, Trident, expects to file a preliminary proxy statement (the “Proxy Statement”) with the SEC for the solicitation of proxies from Trident’s shareholders. Additionally, Trident and Lottery.com Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. A definitive proxy statement will be mailed to Trident shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s shareholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020, Ed Verona resigned as a member of the Board of Directors (the “Board”) of Trident Acquisitions Corp. (the “Company”), effective immediately. On November 18, 2020, the remaining members of the Board appointed Marat Rosenberg to the Board as its Chairman, as well as appointed Mr. Rosenberg to the audit committee, compensation committee and nominating committee of the Board. Additionally, on November 18, 2020, Vadim Komissarov resigned as President of the Company, and Ilya Ponomarev resigned as Chief Executive Officer of the Company. On November 18, 2020, the remaining members of the Board appointed Ed Verona as President of the Company, and Vadim Komissarov as Chief Executive Officer of the Company.

Marat Rosenberg has 25 years of experience in capital markets, investment and management of multinational private and publicly traded companies focusing on finance, technology, energy and entertainment. Mr. Rosenberg has participated in bringing over 50 companies public and has been both a fintech investor and operator. He is currently the Managing Partner of HFG Partners, LLC. Between April 2019 and November 2020, Mr. Rosenberg was the Founder, President and Director of Netfin Acquisition Corp (Nasdaq: NFIN), a $253 million SPAC that completed a business combination with Triterras Fintech Pte. Ltd. (Nasdaq: TRIT), a leading fintech company that launched and operates one of the world’s largest commodity trading and trade finance platforms. The business combination resulted in less than 3% of shares being submitted for redemption and approximately $250 million retained in the trust account at closing. From January 2002 through April 2018, Mr. Rosenberg served as the Senior Managing Director and Principal of Halter Financial Group (“HFG”), a leading merchant bank specializing in public listing and financing for emerging market companies, where he oversaw the listing of the firm’s clients on US exchanges, including China Biologic Products Holdings, Inc. (Nasdaq: CBPO), a biopharmaceutical products company that completed both a financing and contemporaneous reverse take-over through an HFG affiliate in 2006 at approximately $1.90 per share, and began trading on Nasdaq in December 2009 with a closing price of $93.75 on July 8, 2019. From May 2006 through December 2011, Mr. Rosenberg co-founded and managed the Halter Global Opportunity Fund (through Halter Financial Investments, HFG’s investment business) and from January 2006 through February 2012, Mr. Rosenberg was a Partner in the Pinnacle China Fund, both specializing in pre-IPO and PIPE investments. In March 2004, Mr. Rosenberg co-founded the Halter USX China Index, partnering with Invesco Powershares to create the PowerShares Golden Dragon China ETF (NASD: PGJ). Before HFG, from April 1999 to February 2001, Mr. Rosenberg established and headed business development for Alladvantage, a dotcom that raised nearly $200 million in venture capital, and grew users to more than 10 million in over 50 countries in its first 18 months of operation. Alladvantage’s Viewbar software was one of the earliest desktop data tracking and artificial intelligence based ad targeting/behavioral marketing technologies and was also an online financial platform that integrated with third-party online banks, payment systems and other online financial service providers but which ceased such operations and liquidated much of its related assets following a withdrawn initial public offering in 2001 after the overall crash of Internet stocks beginning in March 2000. Mr. Rosenberg served as a Vice President with Citigroup Asset Management’s Institutional Sales Group from September 1996 to April 1999. Mr. Rosenberg began his career in September 1995 as a Management Consultant in Andersen Consulting’s Strategy Practice, specializing in financial services and tech clients. He holds a degree in Economics from the University of Pennsylvania.

Item 8.01. Other Events

On November 19, 2020, the Company issued a press release. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated November 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

TRIDENT ACQUISITIONS CORP.

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov
Title:	Chief Executive Officer

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